Exhibit 10.1
Execution Version
Amendment No. 5 to
Second Amended and Restated Credit Agreement (SLA)

This Amendment No. 5 to Second Amended and Restated Credit Agreement (SLA) (this “Amendment”), is dated as of December 18, 2024 (the “Effective Date”), by and among Sunnova EZ-Own Portfolio, LLC, a Delaware limited liability company (the “Borrower”), Sunnova SLA Management, LLC, a Delaware limited liability company, as manager (in such capacity, the “Manager”) and as servicer (in such capacity, the “Servicer”), Sunnova Asset Portfolio 7 Holdings, LLC, a Delaware limited liability company, as seller (in such capacity, the “Seller”), the financial institutions parties hereto (each such financial institution (including any Conduit Lender), a “Lender” and, collectively, the “Lenders”), each Funding Agent representing a group of Lenders party hereto (each, a “Funding Agent” and, collectively, the “Funding Agents”), Atlas Securitized Products Holdings, L.P. (“Atlas”), as administrative agent under the Credit Agreement (as defined below) (in such capacity, the “Administrative Agent”), Computershare Trust Company, National Association, a national banking association (“Computershare”), not in its individual capacity, but solely as paying agent (in such capacity, the “Paying Agent”), and U.S. Bank National Association, not in its individual capacity, but solely as custodian (in such capacity, the “Custodian”). Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein as defined therein.
Recitals:
WHEREAS, the Borrower, the Manager, the Servicer, the Seller, the Lenders, the Funding Agents, the Administrative Agent, the Paying Agent and the Custodian are party to the Second Amended and Restated Credit Agreement, dated as of August 2, 2023 (as amended, amended and restated, supplemented, or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”);
WHEREAS, the Borrower has requested (i) an extension of the Facility Maturity Date and (ii) a reduction of the Aggregate Commitments on a non-pro rata basis;
WHEREAS, the Borrower has requested that (A) the Commitment of Zions Bancorporation, N.A., as Committed Lender (the “Departing Committed Lender”), be terminated and (B) Zions Bancorporation, N.A., in its capacity as the Funding Agent (the “Departing Funding Agent” and, together with the Departing Committed Lender, the “Departing Lender Group”), exit the facility provided by the Credit Agreement pursuant to the terms hereof;
WHEREAS, Computershare acquired substantially all of the United States Corporate Trust business of Wells Fargo Bank, National Association (“Wells Fargo”) and, pursuant to that certain Notice of Transfer, dated as of November 28, 2023, Wells Fargo transferred to Computershare all of its duties, rights and liabilities as Paying Agent, Back-Up Servicer and Transition Manager under the applicable Transaction Documents and any applicable documents entered into or delivered pursuant thereto, which such transfer became effective as of December 1, 2023 without any further act;
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

WHEREAS, in furtherance of the foregoing and in accordance with Section 10.2 of the Credit Agreement, the parties hereto desire to amend the Credit Agreement subject to the terms hereof; and
NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.01.    Amendments To The Credit Agreement.
Subject to the satisfaction of the conditions precedent set forth in Section 2.01 below, the Credit Agreement shall be, and it hereby is, amended as follows:
    (a)    Section 10.3(A) (Notices, Etc.) of the Credit Agreement is hereby amended by amending and restating each of the following subclauses in their entirety as follows:
        (viii)     [Reserved].
(b)    Exhibit A (Defined Terms) to the Credit Agreement is hereby amended by adding (in alphabetical order) the following definition:
“Amendment No. 5 Effective Date” shall mean December 18, 2024.
(c)    Each of the following definitions in Exhibit A (Defined Terms) to the Credit Agreement is hereby amended and restated in its entirety as follows:
“Aggregate Commitments” shall mean, at any time, the sum of the Commitments then in effect, including as a consequence of an increase thereof pursuant to the provisions of Section 2.16(B). The Aggregate Commitments in effect as of the Amendment No. 5 Effective Date shall be equal to $550,000,000.
“Committed Lender” shall mean each of the Atlas Committed Lenders, EWB, the Royal Bank of Canada Committed Lender, the SMBC Committed Lender, the ING Committed Lender and each other financial institution identified as such on the applicable Joinder Agreement or Assignment Agreement that may become a party hereto.
“Conduit Lender” shall mean the Atlas Conduit Lender, the SMBC Conduit Lender and each financial institution identified as such that may become a party hereto.
“Facility Maturity Date” shall mean the Payment Date occurring in February 2026.
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Fee Letters” shall mean (i) that certain amended and restated fee letter agreement, dated as of the Second Amendment and Restatement Date, entered into by and an among the Administrative Agent and the Borrower, (ii) the Atlas Lender Fee Letter, (iii) the EWB Lender Fee Letter, (iv) the Royal Bank of Canada Lender Fee Letter, (v) the SMBC Lender Fee Letter, (vi) the ING Lender Fee Letter and (vii) any other fee letter between Borrower and any other Lender.
“Maximum Facility Amount” or “Maximum Facility Amount for all Lender Groups” shall mean, as of any date of determination, the sum of the Maximum Facility Amounts of each Lender Group set forth in proviso of this definition (such sum being, as of the Amendment No. 5 Effective Date, $550,000,000); provided that the Maximum Facility Amount for each Lender Group is set forth on Exhibit D attached hereto.
    (d)    Exhibit A (Defined Terms) to the Credit Agreement is hereby further amended by deleting each of the following definitions in its entirety: “Zions”, “Zions Funding Agent”, “Zions Lender Fee Letter” and “Zions Lender Group”.
    (e)    Exhibit B-2 (Form of Notice of Borrowing) of the Credit Agreement is hereby amended by deleting each reference to the notice information for the Zions Funding Agent as well as each reference to Zions Lender Group.
    (f)    Exhibit D (Commitments) to the Credit Agreement is hereby deleted in its entirety and replaced in its entirety with the Exhibit D attached hereto as Schedule I.
Section 2.01.    Conditions Precedent to Effectiveness of Amendment.
The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:
    (a)    The Administrative Agent, the Borrower, the Manager, the Servicer, the Seller, the Lenders party hereto, the Funding Agents party hereto, the Paying Agent and the Custodian shall have executed and delivered this Amendment to the Administrative Agent.
    (b)    (i) The Administrative Agent and each Lender party hereto shall have received a Secretary’s Certificate from each of the Borrower, the Manager, the Servicer and the Seller that includes (x) the authorizing resolutions, (y) an incumbency certificate and (z) the organizational documents, in each case, for each Person and (ii) the Administrative Agent and each Lender party hereto shall have received a customary legal opinion from counsel to the Borrower, Seller, Manager and the Servicer addressing the authorization and enforceability of this Amendment.
    (c)    The Departing Lender Group shall have received the Departing Lender Group Payoff Amount in immediately available funds.
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Section 3.01.    Termination of the Departing Lender Group
Upon the satisfaction of the conditions precedent set forth in Section 2.01 hereof and subject to the reallocation of Advances pursuant to Section 3.02 hereof, as of the date hereof, (i) the Borrower, the Manager, the Servicer, the Seller, the Lenders, the Funding Agents and the Administrative Agent hereby agree that the Commitments of the Departing Committed Lender shall automatically be terminated and cease to have any further force or effect without further action by any Person and all of the Departing Committed Lender’s rights and obligations under the Credit Agreement and the other Transaction Documents (other than those rights which expressly survive the termination or cancellation of the Credit Agreement) shall terminate and cease to be of further force or effect, (ii) the Departing Funding Agent hereby resigns from its role as Funding Agent of the Lender Group and exits the facility provided by the Credit Agreement and (iii) the parties hereto that are parties to the Zions Lender Fee Letter (as defined in the Credit Agreement prior to the effectiveness hereof) hereby agree that the Zions Lender Fee Letter is hereby terminated.
Section 3.02.    Departing Lender Group Payoff Amount and Allocation of Advances among Remaining Lenders
(a)On the date hereof, in connection with this Amendment and the departure by the Departing Lender Group, the Borrower, the Manager, the Servicer, the Seller, the Lenders, the Funding Agents and the Administrative Agent hereby agree that the portion of the aggregate outstanding balance of the Advances funded by the Lender in the Departing Lender Group (and any accrued interest thereon as of and including the date hereof) shall be repaid by the Borrower on the date hereof to the Lender in the Departing Lender Group in full in immediately available funds, such amount equal to $ 9,271,194.51, in connection with the Departing Lender Group (the “Departing Lender Group Payoff Amount”) and, upon receipt of such Departing Lender Group Payoff Amount by the Lender in the Departing Lender Group, such Advances shall be permanently reduced to zero and the Departing Lender Group shall cease to be a party to the Credit Agreement.
(b)Simultaneously with the repayment of the Departing Lender Group Payoff Amount and the reduction of Commitments provided by this Amendment, for the purpose of re-establishing a pro-rata allocation of Advances outstanding following the reductions in Commitment provided by this Amendment, the Lenders as of the date hereof that do not comprise the Departing Lender Group (such Lenders, the “Remaining Lenders”) hereby agree to the sale and assignment among each other of their respective Advances outstanding along with their respective rights and obligations as Committed Lenders under the Credit Agreement and other Transaction Documents related thereto in the amounts, and in exchange for payment on the date hereof of the amounts set out in the flow of funds agreed to by the parties hereto, plus accrued interest thereon through (and including) the date hereof which such interest will be paid by the Borrower to each Remaining Lender assigning such Advances on the immediately following Payment Date pursuant to Section 2.7 of the Credit Agreement.
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Notwithstanding anything to the contrary in the Credit Agreement or any other Transaction Document, each of the parties hereto acknowledges, agrees and consents to the repayment and re-allocation of the Advances in accordance with this Section 3.02.
Section 4.01.    Successor Paying Agent.

Each party hereto hereby acknowledges that Computershare Trust Company, National Association succeeded Wells Fargo as Paying Agent, Backup Servicer and Transition Manager under the Transaction Documents and any applicable documents entered into or delivered pursuant thereto.
Section 5.01.    Representations and Warranties
Each of the Borrower, the Manager, the Servicer and the Seller hereby represents and warrants to the Secured Parties that, after giving effect to this Amendment: (a) the representations and warranties set forth in each of the Transaction Documents by each of the Borrower, the Manager, the Servicer, and the Seller, as applicable, are true and correct in all material respects on and as of the date hereof, with the same effect as though made on and as of such date (except to the extent that any representation and warranty expressly relates to an earlier date, then such earlier date) and (b) no Amortization Event, Event of Default, Potential Amortization Event or Potential Default has occurred and is continuing.
Section 6.01    References in all Transaction Documents.
To the extent any Transaction Document contains a provision that conflicts with this Amendment, the parties agree that the provisions herein shall govern.
Section 7.01.    Electronic Signatures and Counterparts.
This Amendment may be executed and delivered by an authorized individual on behalf of a party hereto in any number of counterparts, each of which shall be deemed to be an original and all such counterparts shall, together, constitute one and the same instrument. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. The words “execution,” “execute,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Section 7.02.    Governing Law.

THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 7.03.    Severability of Provisions.
If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.
Section 7.04.    Continuing Effect.
Except as expressly amended hereby, each Transaction Document shall continue in full force and effect in accordance with the provisions thereof and each Transaction Document is in all respects hereby ratified, confirmed and preserved.
Section 7.05.    Successors and Assigns.
This Amendment shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.
Section 7.06.    No Bankruptcy Petition.
Each of the parties to this Amendment hereby covenants and agrees that, prior to the date which is one (1) year and one (1) day after the payment in full of all outstanding indebtedness for borrowed money of a Conduit Lender, it will not institute against, or join any other Person in instituting against, such Conduit Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States or of any other jurisdiction.
Each of the parties to this Amendment hereby covenants and agrees that, prior to the date which is one (1) year and one (1) day after the payment in full of each Loan Note, it will not institute against, or join any other Person in instituting against, the Borrower any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. The provisions of this Section 6.06 shall survive the termination of this Amendment.
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Section 7.07     Costs and Expenses.
The Borrower agrees to pay all costs and expenses in connection with the preparation, execution, delivery, filing, recording, administration, modification, amendment and/or waiver of this Amendment as required by Section 10.6 of the Credit Agreement.
Section 7.08    Authorization and Direction
(a)Each of the Lenders and Funding Agents party hereto hereby authorizes and directs the Administrative Agent to execute and deliver this Amendment.
(b)Each of the Administrative Agent and the Borrower hereby authorizes and directs the Paying Agent to execute and deliver this Amendment.
Section 7.09    No Amendment Fee.
Notwithstanding anything to the contrary herein or in Section 2.5(H) of the Credit Agreement, each of the Administrative Agent, the Borrower, the Servicer, the Lenders and the Funding Agents acknowledge, agree and consent that the amendment fee under Section 2.5(H) of the Credit Agreement shall not be due and payable to the Administrative Agent in connection with this Amendment.
[Signature pages follow]
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

In Witness Whereof, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.
    Sunnova EZ-Own Portfolio, LLC, as the Borrower

    By: /s/Eric Williams
    Name: Eric Williams
    Title: Executive Vice President,
     Chief Financial Officer

    Sunnova SLA Management, LLC,
as Manager and Servicer

    By: /s/Eric Williams
    Name: Eric Williams
    Title: Executive Vice President,
     Chief Financial Officer

    Sunnova Asset Portfolio 7 Holdings, LLC, as Seller

    By: /s/Eric Williams
    Name: Eric Williams
    Title: Executive Vice President,
     Chief Financial Officer

    [Signature Page to Amendment No. 5 to Second Amended and Restated Credit Agreement]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

    Atlas Securitized Products Holdings, L.P., as Administrative Agent

    By: Atlas Securitized Products Advisors GP, LLC, its general partner

    By: /s/Patrick Duggan
    Name: Patrick Duggan_________________
    Title: Director_______________________

Atlas Securitized Products Administration, L.P.,
as the Funding Agent for the Atlas Lender Group

By: Atlas Securitized Products Administration BKR GP, LLC, its general partner

    By: /s/Patrick Duggan
    Name: Patrick Duggan_________________
    Title: Director_______________________

    [Signature Page to Amendment No. 5 to Second Amended and Restated Credit Agreement]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

AGF WHCO 1-A1 LP,
as a Committed Lender

By: AASP Management, LP, its investment manager

By:     /s/William B. Kuesel________________
Name: William B. Kuesel
Title: Vice President and AGM General           Counsel, Americas

    [Signature Page to Amendment No. 5 to Second Amended and Restated Credit Agreement]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

    East West Bank, as a Committed Lender and as a Funding Agent for the EWB Lender Group

    By: /s/Keith Kishiyama___________________
    Name: Keith Kishiyama________________
    Title: Senior Vice President____________

    [Signature Page to Amendment No. 5 to Second Amended and Restated Credit Agreement]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

    Zions Bancorporation, N.A., as the Departing Committed Lender and as the Departing Funding Agent for the Departing Lender Group

    By: /s/Robert Park_______________________
    Name: Robert Park____________________
    Title: Authorized Signatory____________

    [Signature Page to Amendment No. 5 to Second Amended and Restated Credit Agreement]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

    Royal Bank of Canada,
    as the Funding Agent for the Royal Bank of Canada Lender Group

    By: /s/Ross Shaiman______________________
    Name: Ross Shaiman___________________
    Title: Authorized Signatory_____________

    Royal Bank of Canada,
    as the Committed Lender

    By: /s/Ross Shaiman______________________
    Name: Ross Shaiman___________________
    Title: Authorized Signatory_____________

    By: /s/Lisa Wang_________________________
    Name: Lisa Wang______________________
    Title: Authorized Signatory_____________
    [Signature Page to Amendment No. 5 to Second Amended and Restated Credit Agreement]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

    SMBC Nikko Securities America, Inc.,
    as the Funding Agent for the SMBC Lender Group

    By: /s/Takashi Fueno_____________________
    Name: Takashi Fueno___________________
    Title: Managing Director_______________

    Sumitomo Mitsui Banking Corporation,
    as the Committed Lender for the SMBC Lender Group

    By: /s/Brian T. Caldwell___________________
    Name: Brian T. Caldwell _______________
    Title: Managing Director_______________

    By:
    Name:
    Title:

    Manhattan Asset Funding Company LLC,
    as the Conduit Lender for the SMBC Lender Group

    By: MAF Receivables Corp., as sole member

    By: /s/Irina Khaimova____________________
    Name: Irina Khaimova _________________
    Title: Vice President__________________

    [Signature Page to Amendment No. 5 to Second Amended and Restated Credit Agreement]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

ING CAPITAL LLC,
    as a Committed Lender and as a Funding Agent for the ING Lender Group

    By: /s/Thomas Ryan______________________
    Name: Thomas Ryan___________________
    Title: Managing Director_______________

    By: /s/Sandeep Srinath____________________
    Name: Sandeep Srinath _________________
    Title: Managing Director_______________

    [Signature Page to Amendment No. 5 to Second Amended and Restated Credit Agreement]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Computershare Trust Company, National Association, not in its individual capacity, but solely as Paying Agent

By:     /s/Jennifer C. Westberg________________
Name: Jennifer C. Westberg
Title: Vice President

    [Signature Page to Amendment No. 5 to Second Amended and Restated Credit Agreement]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

U.S. Bank National Association,
as Custodian

By: /s/Kenneth Brandt_____________
Name: Kenneth Brandt
Title: Vice President
    [Signature Page to Amendment No. 5 to Second Amended and Restated Credit Agreement]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Schedule I To
Amendment No. 5 to Second Amended and Restated Credit Agreement (SLA)

Exhibit D
Commitments

Lender Group	Commitment	Maximum Facility Amount
AGF WHCO 1-A1 LP	$[***]	$[***]
East West Bank	$[***]	$[***]
Royal Bank of Canada	$[***]	$[***]
Sumitomo Mitsui Banking Corporation	$[***]	$[***]
ING Capital LLC	$[***]	$[***]
Total:	$550,000,000	$550,000,000

    Schedule I

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.